                                                                   Exhibit 10.26

                                TABLE OF CONTENTS

Lease between Sierra Pacific Properties, Inc., as Lessor, and Ocular Sciences, Inc., as Lessee.

                                                                    PAGE
                                                                    ----
1.    FUNDAMENTAL LEASE PROVISIONS..................................1
2.    PREMISES......................................................2
3.    TERM..........................................................2
4.    BASE RENT.....................................................3
5.    ADDITIONAL RENT...............................................4
6.    SECURITY DEPOSIT..............................................8
7.    CONSTRUCTION AND ACCEPTANCE OF PREMISES.......................9
8.    HOLDING OVER..................................................9
9.    USE OF PREMISES...............................................9
10.   TAXES ON TENANT'S PROPERTY....................................9
11.   ALTERATIONS..................................................10
12.   MAINTENANCE AND REPAIRS......................................10
13.   LIENS........................................................11
14.   BUILDING SERVICES............................................11
15.   TELEPHONE DEMARCATION........................................12
16.   RIGHTS OF LANDLORD...........................................13
17.   INDEMNIFICATION AND WAIVER...................................14
18.   INSURANCE....................................................14
19.   WAIVERS OF SUBROGATION.......................................15
20.   DAMAGE OR DESTRUCTION........................................15
21.   EMINENT DOMAIN...............................................17
22.   DEFAULT......................................................17
23.   ASSIGNMENT AND SUBLETTING....................................19
24.   SUBORDINATION................................................23
25.   ESTOPPEL CERTIFICATE.........................................23
26.   INTEREST ON PAST DUE OBLIGATION..............................23
27.   SALE OR TRANSFER BY LANDLORD.................................23
28.   LANDLORD'S RIGHT TO CURE DEFAULTS............................24
29.   WAIVER.......................................................24
30.   FORCE MAJEURE................................................24
31.   RELOCATION...................................................24
32.   PARKING......................................................25
33.   SURRENDER OF PREMISES........................................26
34.   MISCELLANEOUS................................................26

LEASE EXHIBITS

Lease Addendum
A   Space Plan
B   Workletter
D   Rules and Regulations
E   Memorandum Confirming Term
F   Non-Disturbance Agreement

         This Lease ("Lease") is made and executed this 12th day of December, 2000, in Walnut Creek, Contra Costa County, California, by and between SIERRA PACIFIC PROPERTIES. INC., a California Corporation ("Landlord"), and Ocular Sciences Inc., a Delaware corporation ("Tenant") who agree as follows:

1.   FUNDAMENTAL LEASE PROVISIONS

                  (a) PREMISES: Suite 700 on the seventh (7th) floor of that building the address of which is 1855 Gateway Blvd., Concord, CA 94520, constituting a Rentable Area consisting of approximately 19,828 square feet.

                  (b)      (1)      LEASE TERM:  84 months.

                           (2) COMMENCEMENT DATE: January 29, 2001, OR UPON SUBSTANTIAL COMPLETION OF TENANT IMPROVEMENTS BY LANDLORD IF LATER, THEN, SUBJECT TO PARAGRAPH 3(b)

                           (3)      EXPIRATION DATE: 84 MONTHS FROM COMMENCEMENT
                                    DATE

                  (c) BASE RENT: $2.80 per sq. ft. ($55,518.40) per month (see Lease Addendum)

                  (d) TENANT'S PROPORTIONATE SHARE OF TOTAL RENTABLE AREA IN BUILDING: 6.587%. SUCH SHARE IS A FRACTION, THE NUMERATOR OF WHICH IS THE RENTABLE AREA OF THE PREMISES (19,828 SQUARE FEET) AND THE DENOMINATOR OF WHICH IS THE TOTAL RENTABLE AREA OF THE BUILDING.

                  (e)      BASE YEAR:  2001

                  (f)      SECURITY DEPOSIT:  $61,466.80

                  (g) NATURE OF TENANT'S BUSINESS OR PROFESSION: general office use

                  (h)      ADDRESS FOR NOTICES:

                                To Landlord:    SIERRA PACIFIC PROPERTIES, INC.
                                                3890 Railroad Avenue
                                                Pittsburg, California 94565
                                                ATTN: Vice President
                                                (925) 427-3700

                                         CC:    Sierra Pacific Properties, Inc.
                                                4021 Port Chicago Highway
                                                Concord, CA  94521
                                                ATTN: Legal Dept.

                                  To Tenant:    @ Premises
                                                with a copy to:
                                                Ocular Sciences, Inc.
                                                475 Eccles Avenue
                                                South San Francisco, CA 94080
                                                Attn: Real Estate Dept.



                                   Page-1 of 7

                        Address for Rent:

                                To Landlord:    Sierra Pacific Properties, Inc.
                                                3890 Railroad Avenue
                                                Pittsburg, CA 94565

2. PREMISES. In consideration of the Tenant's agreement to pay the rent, and the covenants and conditions herein contained, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, upon the terms and conditions set forth herein, that certain office space identified in Paragraph (a) of Article 1, as delineated and shown in the cross-hatched area on the plan designated as Exhibit A attached hereto and incorporated by reference herein referred to as the "Premises") in the building known as CONCORD GATEWAY TWO (herein referred to as the "Building") the address of which is 1855 Gateway Blvd., Concord, CA 94596. The Rentable Area of the Premises ("Rentable Area"), as provided in Paragraph
(a) of Article 1, shall be determined in accordance with the BOMA (Building Owners and Managers Association) standard method of measurement. LANDLORD REPRESENTS AND WARRANTS TO TENANT THAT LANDLORD IS THE FEE OWNER OF THE BUILDING AND THAT LANDLORD HAS THE FULL RIGHT, TITLE AND AUTHORITY TO ENTER INTO THIS LEASE.

                  (a) Landlord shall construct or install in the Premises only the improvements as specified on Exhibit "A", the Work Letter (Exhibit "B") AND LEASE ADDENDUM executed by Landlord and Tenant concurrently herewith attached hereto and made a part hereof and marked Exhibits "A" and "B" (references to defined terms herein shall halve the same meanings as set forth in the Work Letter) and the Lease Addendum. Except as explicitly set forth in said Exhibit "A" and Work Letter and the Lease Addendum, Landlord shall neither provide nor pay for any interior improvement work or services related to the Premises, and Tenant shall accept the Premises in its "as is" condition on the date the term hereof commences. All Building Non-Standard Work shall be performed only in accordance with the Work Letter at Tenant's sole cost and expense. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises or the Building except as specifically set forth herein.

3. TERM.

                  (a) In General, Commencement. The term of this Lease shall be that period set forth in Paragraph (b)(1) of Article 1 hereof. The term shall commence on the Commencement Date set forth in Paragraph (b)(2) of Article 1 hereof, on which date Landlord shall deliver the Premises to Tenant, WITH TENANT IMPROVEMENTS SUBSTANTIALLY COMPLETE.

                  (b) Delay. If Landlord, for any reason cannot deliver possession of the Premises to Tenant on or prior to the fixed date set forth herein, Tenant's obligation to pay rent and additional charges shall be delayed until such time as the Premises are delivered to Tenant, PROVIDED, HOWEVER, TO THE EXTENT DELIVERY IS DELAYED BY TENANT THEN TENANT WILL BE OBLIGATED TO PAY RENT AND ADDITIONAL CHARGES AS IF LANDLORD WAS NOT DELAYED. In the event of any such delay, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected by such failure to deliver possession and postponement of Tenant's rental obligation prior to delivery of possession of the Premises to Tenant shall be in sole satisfaction of all claims Tenant might otherwise have by reason of the Premises not being delivered on the date set forth herein. LANDLORD WILL USE ITS BEST EFFORTS TO DELIVER POSSESSION OF THE PREMISES PRIOR TO JANUARY 29TH, 2001, PROVIDED, HOWEVER, THAT IF LANDLORD HAS NOT DELIVERED THE PREMISES WITH THE TENANT IMPROVEMENTS SUBSTANTIALLY COMPLETE WITHIN 120 DAYS FROM THE DATE OF TENANT'S WRITTEN APPROVAL OF FINAL CONSTRUCTION DRAWINGS, THEN TENANT MAY ELECT TO TERMINATE THIS LEASE AS ITS SOLE REMEDY BY WRITTEN NOTICE TO LANDLORD WITHIN FIVE (5) DAYS OF THAT


                                   Page-2 of 7

DATE, PROVIDED, HOWEVER THAT SAID DATE SHALL BE EXTENDED FOR DELAYS CAUSED BY FORCE MAJEURE OR CAUSED BY TENANT'S DELAYS.

         If Tenant takes possession of all or any part of the Premises prior to the date the Premises are delivered, all terms and provisions of this Lease shall apply, including the obligation for the payment of all rents and other amounts owing hereunder.

                  (c) Early Possession. If Tenant, with Landlord's consent, takes possession of the Premises prior to the Commencement Date, Tenant shall be subject to all the covenants and conditions hereof, and shall pay rent at the monthly rate prescribed for the first month of the term, prorated on the basis of a thirty (30) day month, for the period beginning with the taking of possession and ending with the Commencement Date.

                  (d) Failure to Take Possession. Tenant's inability or failure to take possession of the Premises when delivered by Landlord shall not delay the commencement of the term of this Lease or Tenant's obligation to pay rent.

4. BASE RENT. Tenant covenants to pay to Landlord during the term hereof, at Landlord's office at the address set forth in Paragraph (h) of Article 1 hereof or to such other persons or at such other places as directed from time-to-time by written notice to Tenant from Landlord, a monthly rental (hereinafter referred to as the "Base Rent") in the amount set forth in Paragraph (c) of
Article 1 hereof (subject to adjustments as hereinafter provided IN THE LEASE ADDENDUM) due and payable without demand or offset or deduction (EXCEPT AS EXPRESSLY PROVIDED TO THE CONTRARY HEREIN), in advance on the first day of each calendar month; except that if Commencement Date occurs on a day other than the 1st day of a calendar month, then the Base Rent for the fraction for the month starting with the Commencement Date shall be paid on such Commencement Date, prorated on the basis of a thirty (30) day month. If any installment of rent or any other charge due from Tenant is not received by Landlord or Landlord's designee WITHIN FIVE (5) DAYS OF when due then, at Landlord's election and upon Landlord's WRITTEN demand, Tenant shall pay to Landlord a late charge equal to fifteen TEN percent (10%) of such overdue amount, and in such event the parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of the late payment by Tenant.


                                   Page-3 of 7

5. ADDITIONAL RENT. Landlord hereby agrees to pay Landlord's Base Costs for Operating Costs and Taxes (as defined herein). It is understood that the Base Rent specified in Paragraph (c) of Article 1 and more fully described in Article 4 of this lease, above, does not contemplate Landlord paying amounts in excess of Landlord's Base Costs for Operating Costs and Taxes. Therefore, in order that the rental payable throughout the term of this Lease shall reflect any such excess amounts, the Base Rent payable by Tenant pursuant to Article 4 above, shall be augmented by "Additional Rent" in accordance with the provisions of this Article 5.

                  (a)      Definitions

                           (1) The term "Landlord's Base Costs" shall mean the
amount which is derived by multiplying the Rentable Area of the Premises times twelve (12), times the cost (i.e., Operating Costs and Taxes) per square foot of Rentable Area per month as shall actually be incurred by Landlord during the calendar year in which the Commencement Date occurs.

                           (2) The term "Operating Costs" shall mean the sum of
all expenses paid or incurred by Landlord during any calendar year of the term hereof in connection with the operation, maintenance, insurance (including earthquake insurance PROVIDED SUCH INSURANCE IS INCLUDED IN LANDLORD'S BASE COSTS), management and repair of the Building, including parking facilities and both interior and adjacent landscaped area; provided, however, that the term "Operating Costs" shall include Landlord's taxes as that term is defined herein, but shall exclude the costs of special services rendered to tenants (including Tenant) for which a special charge is made hereunder, any costs of preparation or leasing of space for new tenants in the Building or any costs borne directly by Tenant under this Lease.

         By way of example, Operating Costs shall include without limitation: all expenses paid or incurred by Landlord during any calendar year of the term hereof for electricity, water, gas and sewers, and similar utilities services in connection with the operation of the Building, and for utility taxes, charges or other similar impositions paid or incurred by Landlord in connection therewith; maintenance and repair of HVAC, electrical and plumbing; salaries, wages, bonuses, medical, surgical and general welfare benefits and pension payments, payroll taxes, workmens' compensation, uniforms, and dry cleaning thereof for employees to the extent engaged in the operation, maintenance, and repair of the Building, parking facilities and both interior and adjacent landscaped area; the cost of all premiums for property damage, liability, and all other insurance for the Building, parking facilities and both interior and adjacent landscaped areas to the extent that such insurance is required to be carried by Landlord under any lease, mortgage or deed of trust covering the whole or a substantial part of the real property of which the Premises are a part, or, if not required under any such lease, mortgage or deed of trust, then to the extent such insurance is carried by owners of buildings comparable to the Building; the cost of all building and cleaning supplies and materials; the cost of all charges for cleaning, maintenance, and service contracts and all other services with independent contractors deemed necessary by Landlord; the cost of periodic maintenance repair and restoration of elevators, Building surfaces, including paint, floor and wall coverings, and other surface materials on the exterior of the Building and in both interior and exterior common areas (including the atriums), as well as repaving and restriping of the parking facilities; and the cost of the professional services and management fees.

         Operating Costs shall not include initial construction costs required to be capitalized for federal income tax purposes; provided, however, that if Landlord installs equipment or materials or makes other capital improvements to the Building, parking facilities or adjacent landscaped area, which are designated or intended to reduce Operating Costs or to improve the operation of the Building, parking facilities or adjacent landscaped areas, or which are required to comply with present or REASONABLY anticipated energy conservation programs, earthquake damage prevention programs, or are required pursuant to any future law or regulation of any governmental entity, the cost of such installation, or allocable portion thereof to



                                   Page-4 of 7
be amortized over such reasonable period as Landlord shall determine, together with interest at the rate of 10% per annum or such higher rate as was actually paid or would have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements, shall be considered Operating Costs. Operating Costs shall not include, either, interest or amortization paid in connection with any loan or loans secured by the real property of which the Premises are a part.

         NOTWITHSTANDING ANYTHING IN THE LEASE TO THE CONTRARY, THE TERM "OPERATING COSTS" SHALL EXCLUDE THE FOLLOWING:

                                    (i) COSTS OF REPAIRS, REPLACEMENTS OR OTHER
WORK OCCASIONED BY FIRE, WINDSTORM OR OTHER CASUALTY TO THE EXTENT OF REIMBURSEMENT BY INSURANCE PROCEEDS THEREFORE, OR THE EXERCISE BY GOVERNMENTAL AUTHORITIES OF THE RIGHT OF EMINENT DOMAIN TO THE EXTENT OF REIMBURSEMENT BY CONDEMNATION PROCEEDS THEREFORE;

                                    (ii) LEASING COMMISSIONS, ATTORNEYS' FEES,
COSTS, DISBURSEMENTS AND OTHER EXPENSES INCURRED BY LANDLORD OR ITS AGENTS IN CONNECTION WITH NEGOTIATIONS FOR LEASES WITH TENANTS, OTHER OCCUPANTS OR PROSPECTIVE TENANTS OR OTHER OCCUPANTS OF THE BUILDING, AND SIMILAR COSTS INCURRED IN CONNECTION WITH DISPUTES WITH AND/OR ENFORCEMENT OF ANY LEASES WITH TENANTS, OTHER OCCUPANTS, OR PROSPECTIVE TENANTS OR OTHER OCCUPANTS OF THE BUILDING;

                                    (iii) "TENANT ALLOWANCES," "TENANT
CONCESSIONS," WORK LETTERS, AND OTHER COSTS OR EXPENSES (INCLUDING PERMIT, LICENSE AND INSPECTION FEES) INCURRED IN COMPLETING, FIXTURING, FURNISHING, RENOVATING OR OTHERWISE IMPROVING, DECORATING OR REDECORATING SPACE FOR TENANTS OR OTHER OCCUPANTS OF THE BUILDING, OR VACANT, LEASABLE SPACE IN THE BUILDING, INCLUDING SPACE PLANNING INTERIOR DESIGN/ARCHITECTURAL FEES FOR SAME;

                                    (iv) SERVICES, ITEMS AND BENEFITS FOR WHICH
TENANT OR ANY OTHER TENANT OR OCCUPANT OF THE BUILDING SPECIFICALLY REIMBURSES LANDLORD (NOT INCLUDING REIMBURSEMENT PURSUANT TO OPERATING COST PASS-THROUGH PROVISIONS SIMILAR TO THOSE INCLUDED IN THE LEASE) OR FOR WHICH TENANT OR ANY OTHER TENANT OR OCCUPANT OF THE BUILDING PAYS THIRD PERSONS;

                                    (v) COSTS OR OTHER EXPENSES (INCLUDING
FINES, PENALTIES AND LEGAL FEES) INCURRED DUE TO THE INTENTIONAL NON-COMPLIANCE BY LANDLORD, ITS EMPLOYEES, AGENTS AND/OR CONTRACTORS, OF ANY TERMS AND CONDITIONS OF THE LEASE OR OF THE LEASE OR OF THE LEASES WITH OTHER TENANTS IN THE BUILDING, AND/OR OF ANY VALID, APPLICABLE LAWS, RULES, REGULATIONS AND CODES OF ANY FEDERAL, STATE, COUNTY, MUNICIPAL OR OTHER GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER THE BUILDING THAT WOULD NOT HAVE BEEN INCURRED BUT FOR SUCH INTENTIONAL NON-COMPLIANCE BY LANDLORD, ITS EMPLOYEES, AGENTS AND/OR CONTRACTORS;

                                    (vi) PENALTIES FOR LATE PAYMENT, INCLUDING,
WITHOUT LIMITATION, TAXES, EQUIPMENT LEASES, ETC.;

                                    (vii) COSTS DIRECTLY RESULTING FROM THE
GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, ITS EMPLOYEES, AGENTS AND/OR CONTRACTORS;

                                    (viii) PAYMENTS (TO THE EXTENT WOULD EXCEED
THOSE THAT WOULD HAVE BEEN PAID IN A COMPETITIVE SELECTION PROCESS) IN RESPECT OF OVERHEAD AND/OR PROFIT TO ANY AFFILIATE OF LANDLORD, AS A RESULT OF A NON-COMPETITIVE SELECTION PROCESS FOR SERVICES (OTHER THAN THE MANAGEMENT FEE) ON OR TO THE BUILDING, OR FOR GOODS;


                                   Page-5 of 7

                                    (ix) PAYMENTS OF PRINCIPAL, FINANCE CHARGES
OR INTEREST ON DEBT OR AMORTIZATION ON ANY MORTGAGE, DEED OF TRUST OF OTHER DEBT, AND RENTAL PAYMENTS (OR INCREASES IN SAME) UNDER ANY GROUND OR UNDERLYING LEASE OR LEASES (EXCEPT TO THE EXTENT THE SAME MAY BE MADE TO PAY OR REIMBURSE, OR MY, BE MEASURED BY, PROPERTY TAXES);

                                    (x) TAXES PAYABLE BY LANDLORD UNRELATED TO
THE OWNERSHIP, OPERATION, MAINTENANCE AND MANAGEMENT OF THE BUILDING;

                                    (xi) EXCEPT FOR THE MANAGEMENT FEE AND
BUILDING OFFICE EXPENSES, COSTS OF LANDLORD'S GENERAL OVERHEAD AND GENERAL ADMINISTRATIVE EXPENSES (INDIVIDUAL, PARTNERSHIP OR CORPORATE, AS THE CASE MAY
BE), WHICH COSTS WOULD NOT BE CHARGEABLE TO OPERATING COSTS OF THE BUILDING IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, CONSISTENTLY APPLIED;

                                    (xii) COMPENSATION PAID TO CLERKS,
ATTENDANTS OR OTHER PERSONS IN COMMERCIAL CONCESSIONS (SUCH AS A SNACK BAR, RESTAURANT OR NEWSSTAND), IF ANY, OPERATED BY LANDLORD OR ANY AFFILIATE OF LANDLORD;

                                    (xiii) ADVERTISING AND PROMOTIONAL EXPENSES
INCURRED IN CONNECTION WITH THE LEASING, SALE OR OTHER MARKETING OF LANDLORD'S INTEREST IN THE BUILDING;

                                    (xiv) EXPENSES OF EXTRAORDINARY SERVICES
PROVIDED TO ANY TENANT OF THE BUILDING, INCLUDING TENANT, WHICH ARE MADE AVAILABLE TO TENANTS AT A COST FOR WHICH TENANTS ARE SEPARATELY BILLED;

                                    (xv) COSTS OF PROPERTY MANAGEMENT FEES WHICH
EXCEEDS SUCH FEES THEN GENERALLY PREVAILING IN THE MARKETPLACE. TENANT ACKNOWLEDGES THAT A 4.5% MANAGEMENT FEE IS ACCEPTABLE.

         LANDLORD FURTHER ACKNOWLEDGES THAT LANDLORD SHALL NOT BE ENTITLED TO COLLECTION OF ADDITIONAL RENT FRONT TENANT IN EXCESS OF 100% OF TENANT'S PERCENTAGE SHARE OF THE ACTUAL INCREASES IN OPERATING COSTS AND TAXES OVER THE BASE OPERATING COSTS AND BASE TAXES. ANY EXCESS SO COLLECTED BY LANDLORD SHALL BE RETURNED TO TENANT IMMEDIATELY UPON DISCOVERY OF SUCH EXCESS COLLECTION PURSUANT TO THE PROCEDURES DESCRIBED BELOW.

                           (3) The term "Taxes" shall mean all real property
taxes (including increases in real property taxes caused by reappraisals that are the result of changes in the ownership of Landlord's interest) and personal property taxes, charges and assessments which are levied, assessed upon or imposed by any governmental authority or political subdivision thereof during any calendar year of the term thereof with respect to the Building and the land on which the Building is located and any improvements, fixtures, and equipment and all other property of Landlord, real or personal, and used in connection with the operation of the Building, parking facilities and adjacent landscaped areas (computed as if paid in permitted installments regardless of whether actually so paid) and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes (including, without limitation, any municipal income tax), and any license fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Premises or other parts of the Building, but shall not include any federal or state income tax, or any franchise, capital stock, estate or inheritance taxes. All assessments, taxes, fees, levies and charges imposed by governmental agencies for services such as child care facilities, promotion of the arts, transportation, fire protection, street, sidewalk and road maintenance, refuse removal and other public services generally provided without charge to owners or occupants prior to the adoption of Proposition 13 by the voters of the State of California in the June,



                                   Page-6 of 7

1978, election, also shall be deemed included within the definition of "Taxes" for the purposes of this Lease.

                           (4) The Term "Estimated Operating Costs" shall mean
the annual estimates of Tenant's Proportionate Share of Operating Costs for each calendar year, after the first calendar year, to be given by Landlord to Tenant pursuant to the terms hereof,

                           (5) The term "Estimated Taxes" shall mean the annual
estimates of Tenant's Proportionate Share of Landlord's Taxes for each calendar year, after the first calendar year, to be given by Landlord to Tenant pursuant to the terms hereof.

                           (6) The term "First Calendar Year" shall mean the
calendar year in which the Commencement Date occurs.

                           (7) The term "Tenant's Proportionate Share" shall
mean the proportion of the Rentable Area of the Premises to the Rentable Area of the Building, which for this Lease is agreed by Landlord and Tenant to be the percentage set forth in Paragraph (d) of Article 1 hereof.

                  (b) Payment of Operating Costs and Taxes in Excess of Landlord's Base Cost.

         Tenant shall pay to landlord, as additional rent, the following amounts in the manner specified:

                           (1) For each calendar year following the first
calendar year, Landlord shall furnish to Tenant prior to January 1, (or as soon thereafter as possible), a written statement showing in reasonable detail the Estimated Operating Costs and the Estimated Taxes for the next forthcoming calendar year. At the first monthly rent payment date for the next calendar year following Tenant's receipt of such statement (the "then current calendar year") and at each of the other monthly rent payment dates for such then current calendar year, Tenant shall pay to Landlord as additional rent, one-twelfth (1/12th) of the amount equal to the difference between the sum of the Estimated Operating Costs and Estimated Taxes for the then current calendar year, and Landlord's Base costs, provided, however, that in no event shall Tenant receive a credit for any total amount calculated hereunder to be less than Landlord's Base Costs. In the event of the inability of Landlord for any reason to furnish said statement prior to January 1, as described above, Tenant shall pay, at the monthly rent payment date next following Tenant's receipt of said statement, any additional rental which shall have accrued.

                           (2) On or before March 31, (or as soon thereafter as
possible) in each calendar year commencing with the second calendar year after the calendar year in which the Commencement Date occurred, Landlord shall furnish to Tenant a written statement showing in reasonable detail the Operating Costs and Taxes for the preceding calendar year. At the monthly rent payment date next following Tenant's receipt of such statement (BUT IN NO EVENT LESS THAN 15 DAYS FOLLOWING TENANT'S RECEIPT OF SUCH STATEMENT), Tenant shall pay to Landlord as additional rent, in the event of an increase, or Landlord shall pay to Tenant, in the event of a decrease, an amount equal to the excess of Tenant's Proportionate Share of the sum of the Operating Costs and Taxes for the preceding calendar year, over Tenant's Proportionate Share of the sum of the Estimated Operating Costs and Estimated Taxes previously given for such year; provided, however, that in no event shall Tenant receive a credit as provided herein for any total amount calculated hereunder to be less than Landlord's Base Costs. TENANT SHALL HAVE THE RIGHT TO REVIEW THE OPERATING COSTS AND TAXES DETAIL FOR EACH YEAR AT LANDLORD'S OFFICES WITHIN 90 DAYS OF RECEIVING SUCH STATEMENTS. IN THE EVENT A DISCREPANCY IS DISCOVERED LANDLORD SHALL CREDIT TO TENANT ON ITS NEXT BILLING STATEMENT OR TENANT SHALL PAY TO LANDLORD WITHIN 15 DAYS THE AMOUNT OF THE DISCREPANCY.



                                   Page-7 of 7

                  (c) Payments of Additional Rent.

                           (1) Notwithstanding any other provision of this
Article to the contrary, it is agreed that in the event that the Building is less than ninety percent (90%) occupied during any calendar year, an adjustment shall be made in the computation of all additional rent hereunder to reflect at least a ninety percent (90%) occupancy of the total Rentable Area of the Building DURING ANY SUCH CALENDAR YEAR. The Operating Costs and Taxes for such year shall be deemed to be the amount of Operating Costs and Taxes which, in the reasonable opinion of Landlord's certified public accountant, would have been incurred if ninety percent (90%) of the Rentable Area of the Building had been leased.

                           (2) The determination of Tenant's Proportionate Share
of a cost hereunder shall be made by Landlord. A statement of such determination shall be made available to Tenant upon demand. Landlord's estimates shall be based upon Landlord's experience with actual costs and reasonable projections.

                           (3) The Rentable Area of the Premises shall be
subject to verification by Landlord's project architect, whose reasonable determination in accordance with BOMA standards shall be conclusive and binding on the parties. In the event that Landlord's project architect shall determine that the Rentable Area is more or less than the Rentable area set forth in Paragraph (a) of Article 1 hereof, then the Base Rent shall be adjusted during any extended term or option period to the product which is the result of multiplying the Base Rent by a fraction, the numerator of which is the verified Rentable Area of the Premises and the denominator of which is the approximate Rentable Area set forth in Paragraph (a) of Article 1 hereof. Such adjustment shall be confirmed in writing by the parties promptly upon such verification, and thereupon such written confirmation shall be attached hereto and the Base Rent set forth in Paragraph (c) of Article 1 hereof, adjusted accordingly.

6. SECURITY DEPOSIT. Tenant has, upon execution of this Lease and concurrently therewith, deposited with Landlord a security deposit as set forth in item (f) of Article 1 hereof as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may use, apply, or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every-provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last transferee of Tenant's interest hereunder) within a reasonable time, NOT TO EXCEED 30 DAYS, after both the expiration of the Lease term and the Tenant's delivery of the Premises to Landlord; provided, however, that Landlord may retain the security deposit until time as any amount due from Tenant in accordance with Article 5 hereof has been determined and paid in full. Tenant shall not assign nor encumber its contingent rights in the security deposit, and neither shall Landlord nor its successors or assigns be bound by any such assignment or encumbrance. In the event of the termination of any ground or underlying lease or foreclosure of any mortgage or trust deed now or hereafter affecting the Premises, Building or land upon which the same are located, Tenant shall only look to the new Landlord for return of the security deposit if such is actually transferred to said new Landlord.



                                   Page-8 of 7

7. CONSTRUCTION AND ACCEPTANCE OF PREMISES.

                  (a) The Premises shall be constructed by Landlord in accordance with Exhibits "A" and "B" and the Lease Addendum attached hereto. Upon default by Tenant in payment of any amount due from Tenant in connection with said construction, as provided in Exhibit "B", in addition to any other remedies available at law or in equity, Landlord shall be entitled to the same remedies against Tenant as in the case of a default in the payment of rent under this Lease. Absent written notice from Tenant to Landlord within THIRTY (30) days after Tenant's taking possession of the Premises, there shall be a conclusive presumption that the Premises are in good and tenantable condition, EXCEPT FOR LATENT DEFECTS.

8. HOLDING OVER. Should Tenant, with or without Landlord's written consent, hold over after the termination of this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable by thirty (30) days' notice given at any time, upon each and all of the terms herein provided as may be applicable to a month-to-month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay, in advance, monthly rent equal to 150% of the current rent at the time of termination of the lease. There shall be no adjustment in the Base Costs from which Operating Costs are calculated during any holding over period. The foregoing provisions of this Article are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

9. USE OF PREMISES.

                  (a) The Premises shall be used and occupied by Tenant for general office purposes and for no other purpose without the prior written consent of Landlord. The granting or withholding of such consent shall be at the sole discretion of the Landlord.

                  (b) Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the premises except as provided in this Lease.

                  (c) Any use of the Premises in violation of the Rules and Regulations hereinafter described in Article 34(h) is expressly prohibited.

                  (d) The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between Landlord and Tenant.

10. TAXES ON TENANT'S PROPERTY.

                  (a) Tenant shall be liable for and shall pay before delinquency taxes, assessments, license fees, and other similar charges levied against any personal property or trade fixtures placed by Tenant or at Tenant's direction in or about the Premises. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of Landlord's Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to tenant, pays such taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only



                                   Page-9 of 7
under proper protest if required by Tenant, Tenant shall, within ten (10) days of written demand, reimburse Landlord for the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that, in any such event, Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

                  (b) If the "Tenant Improvements" in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's "Tenant Standard Improvements" in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or the Building by reason of such excess assessed valuation shall be governed by the provisions of Paragraph (a) above. If the record of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord's Tenant Standard Improvements, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual costs of construction shall be used

11. ALTERATIONS. Tenant shall make no alterations, decorations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by or pursuant to the direction and instruction of Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and of any similar body. Before commencing any work, Tenant shall give Landlord at least twenty-one (21) days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Landlord shall have the right at all times to post notices of non-responsibility on the Premises and record verified copies thereof in connection with all work of any kind upon the Premises. The complete set of construction documents outlining proposed interior improvements shall be furnished to Landlord before the construction commences. An executed copy of the final building permit shall be provided to Landlord before the notice of non-responsibility shall be removed from the Premises. All alterations, decorations, additions or improvements upon the Premises, made by Tenant, including without limitation wall coverings, draperies, floor coverings, built-in cabinet work, paneling and the like (but excluding Tenant's trade fixtures, if any, equipment and furnishings) shall become the property of Landlord upon expiration or sooner termination of this Lease, and shall remain upon and be surrendered with the Premises as part thereof, except that Landlord may, by written notice to Tenant, given at least thirty (30) days prior to the end of the term, require Tenant to remove all partitions, counters, railings and the like installed by or pursuant to the direction and instruction of Tenant, and Tenant shall repair the premises at Tenant's cost or, at Landlord's option, shall pay to Landlord all costs arising from such removal.

12. MAINTENANCE AND REPAIRS.

                  (a) Tenant shall at Tenant's sole cost and expense keep the Premises in good condition and repair; damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. All damage or injury to the Premises or the Building in which the same are located, caused by the act or negligence of Tenant, its employees, agents or visitors, shall be promptly repaired by Tenant at its sole cost and expense, to the reasonable satisfaction of Landlord. Landlord may


                                  Page-10 of 7
make any repairs which are not promptly made by Tenant AFTER THIRTY (30) DAYS PRIOR WRITTEN NOTICE FROM LANDLORD and charge Tenant for the cost thereof. Tenant shall upon the expiration or sooner termination of the term hereof surrender the Premises to Landlord in the same condition as when construction of Tenant Improvements was completed, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Landlord shall have no obligation to shampoo or replace the carpeting or draperies of the Premises during the term or any extension thereof. Landlord shall have no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof, and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

                  (b) Anything contained in the foregoing Paragraph (a) to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the ROOF, FOUNDATION, basic plumbing, air conditioning, and electrical systems installed or furnished by Landlord OR ANY PREDECESSOR OF LANDLORD. TO THE EXTENT such maintenance and repairs are caused in part or whole by the act, neglect, fault or omission of any duty by Tenant, its agents, servants, employees or visitors, Tenant shall pay to Landlord upon demand the reasonable cost of such maintenance repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 20 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances, and equipment therein, EXCEPT TO THE EXTENT ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ITS EMPLOYEES. Tenant waives the right to make repairs at Landlord's expense under Subsection 1 of Section 1932, Sections 1941 and 1942 of the California Civil Code, or any other such law, statute, or ordinance now or hereafter in effect.

13. LIENS. Tenant shall keep the Premises, the Building, and the property upon which the Building is situated, free from any liens arising out of the work performed, materials furnished, or obligations incurred by Tenant. Tenant further covenants and agrees that should any mechanic's lien be filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, said lien will be discharged by Tenant, by bond or otherwise, within THIRTY (30) days after the filing thereof, at the cost and expense of Tenant.

14. BUILDING SERVICES. Landlord agrees to furnish to the Premises, at its expense, during standard business hours, Monday through Friday (generally recognized holidays excepted), and subject to the Rules and Regulations described in Exhibit "D" hereof, air conditioning and heat, elevator service, electric current for normal lighting and fractional horsepower office machines and, on the same floor as the Premises, water for lavatory and drinking purposes, all in such reasonable quantities, in the judgment of Landlord, as are necessary for the comfortable occupancy of the Premises. Janitorial and maintenance services will be furnished five (5) days per week. Janitorial services shall include only ordinary dusting and cleaning and shall not include shampooing of carpets or rugs, cleaning of draperies or furniture, or other unusual services. Landlord may impose, AFTER REASONABLE PRIOR WRITTEN NOTICE TO TENANT, reasonable additional charge for the usage of any additional or unusual janitorial services required because of any unusual Tenant Improvements in the Premises, the carelessness of Tenant, the unusual nature of Tenant's business and the removal of any refuse and rubbish from the Premises other than discarded material placed in waste paper baskets and left for emptying as an incident to Tenant's normal cleaning of the Premises. Tenant shall comply with all rules and regulations which Landlord may reasonably establish OF WHICH TENANT HAS REASONABLE PRIOR WRITTEN NOTICE for the proper functioning and protection of the air conditioning, heating, elevator and plumbing system. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by riot, strike, labor


                                  Page-11 of 7
disputes of any character, breakdowns, necessary repairs, breakage, accidents, the unavailability of natural or other energy resources, or other cause beyond Landlord's reasonable control. Without the prior written consent of Landlord, Tenant shall not use any apparatus or device in the Premises, including without limitation, electronic data processing machines, punch card machines and machines using current in excess of 110 volts, which may increase the amount of the electricity, air conditioning, heat or water which would otherwise be furnished or supplied under this Article 14 for the intended use of the Premises; and Tenant will not connect with electric current, except through existing electrical outlets in the Premises, or with water pipes, any apparatus or device which uses electric current or water. Except as specifically provided in this Article 14, and in addition to rent and other charges required to be paid by Tenant under this Lease, Tenant agrees to pay for all utilities and other services utilized by Tenant and for all overtime or additional building services furnished to Tenant not uniformly furnished to all Tenants of the Building. Building hours are 7:00 a.m. to 6:00 p.m., Monday through Friday. The rate for after-hours HVAC shall be $50.00 per hour. The rate for after-hours lighting shall be $0.012 per fixture per hour. The after-hour HVAC rate is subject to adjustment from time to time based on inflationary factors, including, but not limited to, utility rates, union labor rates for building engineers, and other maintenance costs directly associated with these services. This rate is based on Tenant's consumption and subject to adjustment by Landlord based on square footage and consumption. This rate is subject to adjustment from time to time based on inflationary factors and other maintenance costs directly associated with these services.

15. TELEPHONE DEMARCATION. Landlord shall have full control and authority over the design, installation, repair and maintenance of the Building telephone wire and cable ("Building telecommunications system") at the designated area where the telephone company's service enters the Building and shall have the sole authority to authorize vendors to do work on the Building telecommunications system. The cost of providing service from said designated area to the Tenant's suite, shall be the sole responsibility of Tenant. Landlord's authority hereunder arises from a recent order issued by the Federal Communications Commission that transfers said responsibilities from the local telephone company to building owners. Unless caused by the gross negligence or willful omission of Landlord OR ITS EMPLOYEES, Landlord shall not be responsible or liable to Tenant for any phone disruption or any claims arising therefrom based on the failure of the Building telecommunications system.

         Tenant hereby agrees to indemnify and hold Landlord harmless against and from any and all claims of damages, including commercial losses, lost profits or injury arising from Tenant's or its agents, employees, visitors, invitees or licensees, contractors or subcontractors' use of the Premises or Building or work done thereto which interfere in any way or in any manner with the telecommunications system in the Building and further agrees to indemnify Landlord from and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant, upon notice from Landlord, shall defend the same at Tenants' expense by counsel reasonably satisfactory to Landlord.

16. RIGHTS OF LANDLORD.

                  (a) Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of cleaning the Premises or AT ALL REASONABLE TIMES AFTER REASONABLE PRIOR NOTICE (EXCEPT IN CASE OF EMERGENCY) FOR THE PURPOSES OF examining or inspecting the same, showing the same to prospective tenants (DURING THE LAST NINE (9) MONTHS OF THE LEASE TERM), lenders or purchasers of the building, or in the case of an emergency, and to make such alterations, repairs, improvements or additions to the Premises or to the Building of which they are a part as Landlord may deem necessary or desirable. If Tenant shall not personally be present to open and permit an entry into the Premises at any time when such an entry by Landlord is necessary by reason of emergency or permitted hereunder, Landlord may


                                  Page-12 of 7
enter by means of a master key or pass key or may enter forcibly, without liability to Tenant except for any failure to exercise due care for Tenant's property, and any such entry by Landlord shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

         NOTWITHSTANDING THE FOREGOING, TENANT MAY DESIGNATE, IN WRITING, TO LANDLORD CERTAIN AREAS OF THE PREMISES USED FOR THE INSTALLATION AND OPERATION OF ITS COMPUTERS AS "SECURE AREAS." LANDLORD SHALL NOT ACCESS SUCH SECURE AREAS FOR NON-EMERGENCY PURPOSES WITHOUT AT LEAST SEVENTY-TWO (72) HOURS' ADVANCE WRITTEN NOTICE AND COORDINATION WITH TENANT TO MINIMIZE THE POSSIBILITY OF DAMAGE TO OR INTERRUPTION IN THE OPERATION OF THE COMPUTERS CONTAINED THEREIN. TENANT SHALL HAVE THE RIGHT TO ACCOMPANY LANDLORD UPON ANY SUCH ENTRY INTO SECURE AREAS. IF LANDLORD MUST ACCESS SUCH SECURE AREAS IN AN EMERGENCY FOR REPAIRS, MAINTENANCE, HEALTH AND SAFETY ACTIONS, OR OTHERWISE, LANDLORD SHALL USE EVERY EFFORT TO MINIMIZE THE ENTRANCE INTO SUCH SECURE AREAS AND NOTIFY TENANT OF THE NEED TO ACCESS SUCH SECURE AREAS AS IS REASONABLE UNDER THE THEN EXISTING EMERGENCY CIRCUMSTANCES.

                  (b) In addition to any other rights provided herein, Landlord shall have the following rights, exercisable in a reasonable manner without notice to Tenant and without any obligation to exercise such rights: to change the name or address of the Building or the suite number of the Premises; to grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to exclude Tenant from the uses expressly permitted under this Lease; to have access to all mail chutes, if any, according to the rules of the United States Postal Service; to require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to a watchman by registration or otherwise, establishing their right to enter or leave, and at any time to exclude or expel any peddler, solicitor, or beggar from the Premises or the Building; to close the Building daily at such reasonable time as Landlord may determine, subject, however, to Tenant's right to admittance at any time under such reasonable regulations as shall be prescribed from time to time by Landlord; to reasonably approve the weight, size and location of safes, vaults, computers, machinery, book shelves and other heavy equipment and articles in and about the Premises and the Building, and to require all such items to be moved in and out of the Building or the Premises only at such times and in such manner as Landlord shall direct, and in all events at Tenant's sole risk and responsibility; to designate and/or approve, prior to installation, all types of window shades, blinds, drapes and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building; to decorate, alter, repair or improve the Premises, Building and parking facilities, or maintain any service therein, at any time, including the erection of scaffolding, props or other mechanical devices; to shore the foundations, footings and walls of the Building; to do or permit to be done any necessary work in or about the Premises or the Building or the parking facilities or any adjacent or nearby land, street or alley. Any rights so exercised by Landlord shall be without any rebate or abatement of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises or damage, injury or inconvenience thereof occasioned provided that the business of Tenant shall be interfered with as little as is reasonably practicable.

                  (c) No graphics, logo, sign, advertisement, or notice shall be inscribed, painted, or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building as shall be first designated by Landlord in writing but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted, or affixed on any part of the inside or outside of the Building. One tenant plaque as well as a panel on the building directory will be provided by Landlord at Tenant's expense. Any necessary revision in the


                                  Page-13 of 7
directory will be made by Landlord at Tenant's expense within a reasonable time after notice from Tenant of the change making the revision necessary. No furniture shall be placed in front of the Building or in any lobby or corridor of the Building without the prior written consent of Landlord. Landlord shall have the right to remove all non-permitted signs and furniture, without notice to Tenant, at the expense of Tenant. If Tenant desires additional names to be listed on the Building directory, to the extent space is available thereon after consideration of other tenants' desires, Landlord agrees Tenant shall have the right to list such names at Tenant's sole cost and expense.

17. INDEMNIFICATION AND WAIVER. Tenant hereby agrees to indemnify and hold Landlord harmless against and from any and all claims of damages or any type of injury arising from Tenant's use of the Premises or work done thereto, Building common areas and parking facilities, or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant and in the Premises, Building common areas and parking facilities, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, sole neglect, fault, or omission of the Tenant, or of its agents, employees, visitors, invitees or licensees, tenant's contractors or subcontractors, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to Tenant's property or any type of injury to Tenant's employees, agents, visitors, invitees and licensees in or upon the Premises, Building and parking facilities; from any cause whatsoever, and Tenant hereby waived all claims in respect thereof against Landlord except, any claims which are caused by the failure of Landlord to observe any of the terms and conditions of this Lease, (and such failure has persisted for an unreasonable period of time after written notice of such failure) and those which arise from any neglect, fault or omission of the Landlord, or of its agents, CONTRACTORS or employees. Landlord shall not be liable to Tenant for any unauthorized or criminal entry of third parties into the Premises, Building, or parking facilities or for any death or any type of injury to persons or damage to property, or loss of property in and about the Premises, Building, parking facilities and the approaches, entrances, streets, sidewalks or corridors thereto, by or from any unauthorized or criminal acts of third parties, regardless of any breakdown, malfunction or insufficiency of the security measures, practices or equipment provided by Landlord, EXCEPT TO THE EXTENT ARISING OUT OF OR IN CONNECTION WITH THE SOLE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ITS EMPLOYEES, AGENTS OR CONTRACTORS. Tenant shall immediately notify Landlord in writing of any breakdown or malfunction of the security measures, practices or equipment provided by Landlord as to which Tenant has knowledge. Landlord shall not be liable to Tenant for interference with light or for any damage to Tenant or Tenant's property from any cause beyond Landlord's reasonable control. Tenant waives all claims against Landlord for damage to persons or property for any reason unless caused by or due to the active negligence or willful misconduct of Landlord, its agents, servants, or employees.

18. INSURANCE.

                  (a) All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State of California, acceptable to Landlord's lender with a "General Policyholders Rating" of at least A+ and a financial rating of not less than Class "VI" as rated in the most current available "Best's Insurance Reports". Each policy shall name Landlord AND ALL ALLIED ENTITIES and at Landlord's written request any mortgagee of Landlord, as an additional insured, as their respective interests may appear, and copies of all policies or certificates evidencing the existence and amounts of such insurance shall be delivered to Landlord by


                                  Page-14 of 7

Tenant at least ten (10) days prior to Tenant's occupancy of the Premises. No such policy shall be cancelable, reduced, or modified except after thirty (30) days prior written notice to Landlord and Landlord's lender IF SO REQUESTED. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance AFTER REASONABLE PRIOR WRITTEN NOTICE FROM LANDLORD, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge the Tenant the premiums, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

                  (b) At all times during the term hereof, Tenant shall maintain in effect policies of property damage insurance covering (1) all leasehold improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to provisions of Article 11 hereof) and in which Tenant may have an insurable interest, and (2) trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time during the term of this Lease, providing protection against any peril included within the classification "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (1) shall be paid to Landlord, and the proceeds under (2) above shall be paid to Tenant.

                  (c) Tenant shall, at all times during the term hereof and at its own cost and expense, procure and continue in force comprehensive general liability insurance for bodily injury and property damage, adequate to protect Landlord against liability for injury to or death of any person, arising in connection with the use, operation or condition of the Premises. Such insurance at all times shall be in an amount of not less than a combined single limit of Two Million Dollars (S2,000,000), insuring against any and all liability of the insured with respect to said Premises or arising out of the use or occupancy thereof.


19. WAIVERS OF SUBROGATION. Each of the parties hereby waives any and all rights to recovery against the other or against the officers, employees, agents, representatives, customers, and business visitors of such other party for losses or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under the standard form of property damage insurance policy with all permissible extensions and endorsements covering extended perils or under any other policy of insurance carried by such waiving party in lieu thereof. Such waiver shall be effective only so long as the same is permitted by each party's insurance carrier.

20. DAMAGE OR DESTRUCTION.

                  (a) In the event the Building in which the Premises are located is damaged by any peril included within the classification Fire and Extended Coverage Insurance


                                  Page-15 of 7

                           (i) In the event of total destruction of the
Building, this Lease shall automatically be terminated as of the date of such casualty.

                           (ii) In the event of partial destruction of the
Building, or of total or partial destruction of the Premises, Landlord shall be responsible for repairing or restoring such damage, except in the circumstances hereinafter provided. If the Premises or Building are damaged and (a) the repair or restoration thereof, in Landlord's REASONABLE opinion, cannot be completed within ONE (1) YEAR FROM THE DATE OF CASUALTY; (b) the repair or restoration his not covered by insurance, or the estimated cost thereof exceeds the insurance proceeds available for repair or restoration plus any amount which Tenant is obligated or elects to pay for such repair or restoration; or (c) the estimated cost of repair or restoration of the Premises or Building exceeds twenty-five percent (25%) of the full replacement cost of the Premises or of the Building, as the case may be; or (d) Landlord elects to rebuild the Building in a substantially different structural or architectural form than existed before the damage and destruction, Landlord shall have the option to either terminate this Lease or to repair or restore the Premises or the Building. In the event that Landlord elects to terminate this Lease, Landlord shall give notice to Tenant within sixty (60) days after the occurrence of such damage, terminating this Lease as of the date specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after the giving of such notice. In the event such notice is given, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date specified in the notice, and the rent (abated proportionately in the ratio in which Tenant's use of said Premises has been impaired since the date of such partial destruction of the Building or of the Premises) shall be paid up to the date of termination. Landlord shall refund to Tenant the rent theretofore paid for any period of time subsequent to such date.

                  (b) Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to the Landlord, except for items which have theretofore accrued and are then unpaid.

                  (c) In the event Landlord repairs or restores as herein provided, the rental to be paid under this Lease shall be abated proportionately in the ratio which the Tenant's use of said Premises has been impaired since the date of such partial destruction of the Building or of the Premises. The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of said Premises or for any inconvenience or annoyance occasioned by any such damage, repair or restoration.

                  (d) Notwithstanding any destruction or damage to the Premises or the Building, including the parking facilities and interior and adjacent landscaped areas, Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Article. Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from repairing or restoring said damaged Premises for one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, the Landlord and the Tenant shall each have the right to terminate this Lease, effective upon thirty (30) days prior written notice, so long as said damaged Premises shall still have not substantially been repaired or restored.

                  (e) [Intentionally Omitted]

                                  Page-16 of 7

                  (f) It is hereby acknowledged that if Landlord is obligated to, or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of said Building and said Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of the Tenant. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

                  (g) Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof, provided, however, that Landlord shall give Tenant notice of such intent within thirty (30) days of the occurrence of such casualty, whereupon this Lease shall terminate effective as of the date of such casualty and Landlord shall refund to Tenant the rent theretofore paid for any period of time subsequent to such date.

                  (h) The provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the Civil Code of the State of California, including any amendments thereto and any other law which may hereinafter be in force during the term of this Lease which authorizes the termination of the Lease upon the partial or complete destruction of the Premises, are hereby waived by Tenant.

21. EMINENT DOMAIN. If the whole of the Premises shall be taken, or such part thereof shall be taken as shall substantially interfere with Tenant's use and occupancy of the balance thereof, under power of eminent domain, or sold, transferred, or conveyed in lieu thereof, either Tenant or Landlord may terminate this Lease as of the date of such condemnation or as of the date possession is taken by the condemning authority, whichever date occurs later. If any part of the Building other than the Premises, including parking facilities and interior and adjacent landscaped areas, shall be so taken, sold, transferred or conveyed in lieu thereof, Landlord shall have the right, at its option, to terminate this Lease as of the date of such condemnation or as of the date possession is taken by the condemning authority. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the term hereof, as provided hereunder, or for the interruption of, or damage to Tenant's business or for relocation expenses recoverable against the condemning authority. In the event of a partial taking, or a sale, transfer, or conveyance in lieu thereof, which does not result in a termination of this Lease, Landlord shall restore the Premises substantially to their condition prior to such partial taking and, thereafter, rent shall be abated in the proportion which the square footage of the part of the Premises so made unusable bears to the amount of Rentable Area immediately prior to the taking. No temporary taking FOR LESS THAN SIX (6) MONTHS of a part of the Premises or of the Building, including parking facilities and interior and adjacent landscaped areas, shall give Tenant any right to terminate this Lease or to any abatement of rent hereunder.

22. DEFAULT.

                  (a) Any of the following events shall constitute a default under this Lease by Tenant:

                           (1) Failure by Tenant to make any payment of rent or
other payment required by this Lease when the same is due, and the continuance of such failure for a period of five (5) days after written notice therefrom from Landlord to Tenant;


                                  Page-17 of 7

                           (2) [Intentionally Omitted]

                           (3) Any attempted conveyance, assignment, mortgage or
subletting of this Lease WITHOUT LANDLORD'S WRITTEN CONSENT AS REQUIRED IN PARAGRAPH 23 OF THIS LEASE or of bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the taking of any action at the corporate or partnership level by Tenant to authorize any of the foregoing actions on behalf of Tenant; the appointment of a trustee to receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease unless possession is restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days;

                           (4) The failure by Tenant to observe or perform any
covenant, condition, or provision in this Lease not already specifically mentioned in this Article 22(a), where such failure continues for thirty (30) days after written notice from Landlord notifying Tenant of such failure; provided, however, that if the nature of Tenant's failure is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be in default if it begins such cure within the thirty (30) day period described above and thereafter diligently prosecutes such cure to completion.

                  (b) In the event of any default by Tenant, Landlord may promptly or at any time thereafter, upon notice and demand and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such default or breach;

                           (1) Terminate Tenant's right to possession of the
Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant:

                                    (i) The worth at the time of award of the
unpaid rent which had been earned at the time of termination;

                                    (ii) The worth at the time of award of the
amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                                    (iii) The worth at the time of award of the
amount by which the unpaid rent for the balance of the tern after the time of award exceeds the amount of such rental loss the Tenant proves can reasonably be avoided; and

                                    (iv) Any other amount necessary to
compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations tinder this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting (including advertising), brokerage commissions and fees, costs of putting the Premises in good order, condition and repair, including necessary renovation and alteration of the Premises, reasonable attorney's fees, court costs, all costs for maintaining tree Premises, all costs incurred in the appointment of and performance by a receiver to protect the Premises or Landlord's interest under the Lease, and any other reasonable cost.


                                  Page-18 of 7

         The "worth at the time of award" of the amounts referred to in subsections (i) and (ii) above shall be computed by allowing interest at the rate of 12%, per annum. The "worth at the time of award" of the amount referred to in subsection (iii) above shall be computed by discounting such amount at one
(1) percentage point above the discount rate of the Federal Reserve Batik of San Francisco at the time of award.

                           (2) Pursue any other remedy now or hereafter
available to Landlord under the laws or judicial decisions of the State of California.

                  (c) Even though Tenant has breached this Lease and vacated or abandoned the Premises, at Landlord's option this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all of its rights and remedies hereunder, including the right to recover rent as it comes due under this Lease, Lind in such event Landlord will permit Tenant to sublet the Premises or to assign his interest in the Lease, or both, with the consent of Landlord which consent will not unreasonably be withheld provided the proposed assignee or sublessee is reasonably satisfactory to Landlord as to credit and will occupy the Premises for the same purposes specified herein, and such tenancy is not inconsistent with Landlord's commitments to other tenants in the Building. For purpose of this subparagraph (c) the following shall not constitute a termination of Tenant's right to possession: (1) acts of maintenance or preservation or efforts to relet the Premises; or (2) the appointment of a receiver tinder the initiative of Landlord to protect Landlord's' interest under this Lease.

                  (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other charges due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Landlord by the terns of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other charge due front Tenant is not received by Landlord or Landlord's designee on the first day of every month or the rent due date, then, at Landlord's election and upon Landlord's demand, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount, and to such event the parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of the late payment by Tenant. No late ;:barge may be imposed more than once for the same late rental payment. Acceptance of such late charge by landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any other rights and remedies granted to it hereunder.

23. ASSIGNMENT AND SUBLETTING.

                  (a) Tenant shall not assign or transfer this Lease, or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the invitees, agents, EMPLOYEES and servants of Tenant excepted) to occupy or use the Premises, or any portion thereof, or agree to any of the foregoing, without in each case first obtaining the written consent of Landlord, in accordance with subparagraph (b) below. Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law, without the written consent of Landlord. Tenant shall not pledge, hypothecate or encumber this Lease, or any interest therein, without in each case first obtaining the written consent of Landlord, which consent shall not unreasonably be withheld. Any such assignment, transfer, pledge, hypothecation, encumbrance, sublease or occupation of, or the use of the Premises by any other person without such consent, shall be void. Any consent to any assignment, transfer, pledge, hypothecation, encumbrance, sublease or occupation or use of the Premises by any other person which may be given by Landlord shall not constitute a waiver by Landlord of the provisions of this Article 23 or a release of Tenant from the full performance by it of the covenants herein contained.


                                  Page-19 of 7

                  (b) If Tenant desires at any time to assign this Lease or sublet all or any portion of the Premises, Tenant shall first notify Landlord at least THIRTY (30) days prior to the proposed effective date of the assignment or sublease, in writing, of its desire to do so and shall submit in writing to Landlord (1) the name of the proposed sub-tenant or assignee, (2) the nature of the proposed sub-tenant's or assignee's business to be carried on in the Premises, (3) the terms and conditions of the proposed sublease or assignment and (4) financial statements for the two most recent completed fiscal years of the proposed sub-tenant or assignee, and a bank reference. Thereafter, Tenant shall furnish such supplemental information as Landlord may reasonably request concerning the proposed sub-tenant or assignee. At any time within fifteen (15) days after Landlord's receipt of the information specified above, Landlord may by written notice to Tenant elect to (1) terminate this Lease not less than forty-five (45) nor more than ninety (90) days after the end of said fifteen
(15) day period as to the portion (including all) of the Premises so proposed to be assigned or subleased, with a proportionate abatement in rent payable hereunder, (2) consent to the sublease or assignment, or (3) reasonably disapprove of the sublease or assignment, setting forth in writing Landlord's grounds for doing so. Such grounds may include, without limitation, a material increase in the impact upon the common areas of the Building or the parking facilities, a material increase in the demands upon utilities and services supplied by Landlord, a possible material adverse effect upon the reputation of the Building from the nature of the business to be conducted or a reputation for financial reliability on the part of the proposed sub-tenant or assignee which is unsatisfactory in the reasonable judgment of Landlord. If Landlord consents to the sublease or assignment within the fifteen (15) day period, Tenant may thereafter enter into such assignment or sublease of the Premises, or a portion thereof, upon the terms and conditions and as of the effective date set forth in the information furnished by Tenant to Landlord. Tenant shall pay to Landlord one-half of all rents received from the subtenant in excess of the Rent payable by Tenant to Landlord under this Lease (after deducting from said excess rents any and all costs and expenses for advertising, marketing, commissions, and costs for tenant improvements) or one half of any sums to be paid by any assignee of Tenant in consideration of the assignment of this Lease(after deducting from said consideration any and all costs and expenses for advertising, marketing, commissions, and costs for tenant improvements)

                  (c) Each permitted assignee, transferee or sublessee, other than Landlord, shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent and for the due performance or satisfaction of all of the provisions, covenants, conditions and agreements herein contained on Tenant's part to be performed or satisfied. No permitted assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a counterpart of such assignment which contains a covenant of assumption by the assignee, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

                  (d) If Tenant is a partnership, a transfer of any interest of a general partner, a withdrawal of any general partner from the partnership, or the dissolution of the partnership, shall be deemed to be an assignment of this Lease.

                  (e) If Tenant is a corporation, unless Tenant is a public corporation, viz., whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, any dissolution, merger, consolidation, or other reorganization of Tenant or sale or other transfer of a percentage of capital stock of Tenant which results in a change of controlling persons, or the sale or other transfer of substantially all of the assets of Tenant (A "CHANGE OF CONTROL"), shall be deemed to be an assignment of this Lease.

         NOTWITHSTANDING THE FOREGOING, ANY "CHANGE OF CONTROL" OCCURRING DURING THE TERM SHALL NOT


                                  Page-20 of 7

BE RESTRICTED IN ANY MANNER AND SHALL NOT REQUIRE LANDLORD'S CONSENT PROVIDED THAT ENTITY HAS A NET WORTH OF AT LEAST TWENTY FIVE MILLION DOLLARS ($25,000,000.00) AND IF:

                                    (i) THE RESULT OF SUCH TRANSACTION WOULD
HAVE BEEN A PERMITTED TRANSACTION (AS HEREAFTER DEFINED) HAD THE SAME BEEN AFFECTED BY AN ASSIGNMENT OR SUBLEASE RATHER THAN A STOCK TRANSFER, OR

                                    (ii) THE TRANSACTION IS ONE BY WHICH TENANT
BECOMES OR CEASES TO BE A PUBLIC COMPANY, OR

                                    (iii) THE CONTROLLING PARTY (AS HEREINAFTER
DEFINED) CONTINUES TO RETAIN VOTING CONTROL OF TENANT, EITHER DIRECTLY OR THROUGH CONTROL OF TENANT'S PARENT COMPANY OR PARTNERSHIP ENTITY, AFTER THE TRANSACTION IN QUESTION (THE "CONTROLLING PARTY" IS THE PERSON OR ENTITY WHICH HAS EFFECTIVE VOTING CONTROL OF TENANT OR OF TENANT'S PARENT COMPANY OR PARTNERSHIP ENTITY IMMEDIATELY BEFORE THE TRANSACTION IN QUESTION INCLUDING, IF SUCH PARTY IS AN INDIVIDUAL OR INDIVIDUALS, MEMBERS OF HIS/HER (THEIR) IMMEDIATE FAMILY AND HEIRS AND DEVISEES AND INCLUDING TRUSTEES OF TRUSTS, THE BENEFICIARIES OF WHICH ARE MEMBERS OF SUCH GROUP, OR

                                    (iv) THE CORPORATION OR PARTNERSHIP WHICH IS
THE "TENANT" FOLLOWING SUCH TRANSACTION HAS AT LEAST FIFTEEN (15) SHAREHOLDERS (OR PARTNERS, INCLUDING LIMITED AND GENERAL) AND HAS A NET WORTH OF AT LEAST TWENTY FIVE MILLION DOLLARS ($25,000,000.00)

                                    (v) THE TRANSACTION IS AN INTER VIVOS GIFT,
A TRANSFER ILL TRUST, BEQUEST OR INHERITANCE, OR

                                    (vi) SUCH CHANGE OF CONTROL INVOLVES ANY
PARENT OF TENANT PROVIDED SUCH PARENT IS A PUBLIC COMPANY.

         NO CONSENT REQUIRED. TENANT MAY ASSIGN THIS LEASE OR ANY INTEREST THEREIN OR SUBLET THE PREMISES OR ANY PORTION THEREOF, WITHOUT LANDLORD'S CONSENT TO RELATED PARTY (AS DEFINED BELOW) (HEREIN CALLED "PERMITTED TRANSACTIONS").

         "RELATED PARTY" SHALL MEAN THE FOLLOWING PERSONS OR ENTITIES:

         (a) AN "AFFILIATE" OF TENANT, WHICH TERM IS DEFINED AS SUBSIDIARY, PARENT OR SUBSIDIARY OF A PARENT OF TENANT; OR

         (b) A SUCCESSOR TO TENANT BY ONE OF THE FOLLOWING MEANS:

                  (i) MERGER OR CONSOLIDATION;

                  (ii) ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF TENANT; OR

         (c) AN AFFILIATE OF ANY OF THE ENTITIES DESCRIBED IN SUBPARAGRAPH (b) ABOVE.

FOR PURPOSES OF THIS DEFINITION A "SUBSIDIARY" IS A CORPORATION FIFTY PERCENT (50%) OF WHOSE VOTING STOCK IS OWNED BY ANOTHER CORPORATION, WHICH LATTER CORPORATION IS REFERRED TO AS A "PARENT".

                  (f) (1) In the event this Lease is assigned to any person or entity pursuant to provisions of the Bankruptcy Code, 11 USC S101, et seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid


                                  Page-21 of 7
or delivered to Landlord, shall remain the exclusive property of' Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord

                           (2) If Tenant pursuant to this Lease, proposes to
assign the same pursuant to the provisions of the Bankruptcy Code, to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, the notice of the proposed assignment setting forth (i) the name and address of such person, (ii) all the terms and conditions of such offer, and (iii) the assurances referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to the Landlord by the Tenant no later than 20 days after receipt of such offer by the Tenant, but in any event no later Than test (10) days prior to such offer by the Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the Tenant given at arty time prior to the effective date of such proposed assignment, to accept an assignment of this lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid such person for the assignment of this Lease.

                           (3) Any person of entity to which this Lease is
assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or decd to have assumed all of the obligations arising under this Lease on or after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

                           (4) The following factors may be considered by the
Landlord as necessary in order to determine whether or not the proposed assignee has furnished Landlord with adequate assurances of its ability to perform the obligations of this Lease:

                                    1. The adequacy of a security deposit.

                                    2. Net worth and other financial elements of
the [____________]

                           (5) In the event Landlord rejects the proposed
assignee. the rights and obligations of the parties hereto shall continue to be governed by the terms of this Lease, and Tenant shall have all the rights of a Tenant under applicable California law.

         24. SUBORDINATION. This Lease is subject and subordinate to all ground or underlying leases, mortgages, and deeds of trust which now affect the Premises, the Building and the real property of which it is a part, and to all renewals, modifications, consolidations, replacements, and extensions thereof. If the lessor under any such lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that they desire or require this Lease to be prior and superior thereto, upon written request of Landlord to Tenant, Tenant agrees promptly to execute, acknowledge, and deliver any and all documents or instruments which Landlord or such lessor, holder, or holders deem REASONABLY necessary or desirable for purposes thereof. SUBJECT TO THIS PARAGRAPH, Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises, the Building and the real property of which it is a part. or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions


                                  Page-22 of 7
thereof., Tenant agrees, within ten (10) days after Landlord's written request therefore, to execute, acknowledge, and deliver any and all documents or instruments REASONABLY requested by Landlord, or that are necessary or proper to assure the subordination of this Lease to any such mortgages, deeds of trust, or leasehold estates; provided, however, that the foregoing provisions with respect to such election of subordination by Landlord shall not he effective unless the owner or holder of any such mortgage, deed of trust, or the lessor under any such leasehold estate shall execute with Tenant a non-disturbance and attornment agreement, in a form SUBSTANTIALLY similar to Exhibit G hereof, under which such owner, holder, or lessor shall agree to accept the Tenant upon the terms and conditions contained in this Lease for the then unexpired term hereof, in the event of termination of such leasehold estate or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant agrees to pay rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant.

25. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time, upon not less than fifteen (15) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental, the security deposit, if any, and other charges, if am, arc paid in advance, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, and no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events, or conditions, if any are claimed. It is expressly understood and agreed that any prospective purchaser or encumbrancer of all or any portion of the building or of the real property of which it is a part shall be entitled to rely upon any such statement. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, constitute a breach or default under this Lease. If such option is not so exercised by Landlord, Tenant's failure shall be conclusive upon Tenant that (i) this Lease is in full force and effect without modification except as maybe represented by Landlord; (ii) that there are no incurred defaults in Landlord's performance; and (iii) that not more than two
(2) months' rental has been paid in advance.

         26. INTEREST ON PAST DUE OBLIGATION. Except as otherwise expressly provided in this Lease, any amount due from Tenant to Landlord hereunder which is not paid WITHIN FIVE (5) DAYS OF when due shall bear interest at the RATE OF TEN PERCENT (10%) PER ANNUM from the date due until the date paid.

         27. SALE OR TRANSFER BY LANDLORD. In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, the transferor shall automatically be relieved of any and all obligations and liabilities on the part of the Landlord accruing from and after the date of such transfer, PROVIDED THAT SUCH OBLIGATIONS AND LIABILITIES ARE ASSENTED IN WRITING BY THE TRANSFEREE; provided, however, that any funds in the hands of Landlord in which Tenant has an interest, at the dine of such transfer, shall be turned over to the transferee and upon such transfer, Landlord shall be discharged from any further liability with reference to such funds. The covenants and obligations of Landlord contained in this Lease shall be binding upon Landlord, its successors and assigns only during their respective periods of ownership. Tenant agrees to look solely to Landlord's interest in the Building and the real property of which it is a pail (or the proceeds thereof) for the satisfaction of any remedy of Tenant, for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use of occupancy of this Premises.


                                  Page-23 of 7

28. LANDLORD'S RIGHT TO CURE DEFAULTS. All covenants and agreements to be performed by Tenant under any of the terms of the Lease shall be at its sole cost and expense and, except as otherwise specifically provided herein, without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for THIRTY
(30) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving any rights of Landlord or releasing Tenant from any obligations of Tenant hereunder, make such payment or perform such other act at Tenant's cost. All sums so paid by Landlord and all such necessary incidental costs together with interest thereon from the date of such payment by Landlord in connection with the performance of any such act by Landlord shall be considered rent hereunder. Except as otherwise in this Lease expressly provided, such rent shall be payable to Landlord WITHIN THIRTY (30) DAYS AFTER RECEIPT OF INVOICE THEREFORE, or at the option of Landlord, in such installments as Landlord may elect and may be added to any other rent then due or thereafter becoming due under this Lease, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of any other rent due hereunder.

29. WAIVER. No delay or omission in the exercise of any right or remedy of EITHER PARTY on the occurrence of any default by THE OTHER PARTY shall impair such a right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular rent payment involved. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by EITHER PARTY of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

30. FORCE MAJEURE. Whenever a day is appointed herein on which, or a period of time is appointed within which, either party hereto is required to do or complete any act, matter or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is unreasonably interfered with, the doing or completion of such act, matter or thing because of strikes, lock-outs, embargoes, unavailability of labor or materials, wars, insurrections, rebellions, civil disorder, declaration of national emergencies, acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, nothing contained in this Article 30 shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant hereunder.

31. [Intentionally Omitted]

                                  Page-24 of 7

32. PARKING. Landlord shall make available 3.0 spaces per 1,000 rentable sq. ft. for persons regularly employed by Tenant in the Premises (SEE LEASE ADDENDUM). Landlord, at all times, shall have sole and exclusive control of all parking facilities and common areas, including without limitation, driveways, entrances and exits, sidewalks and pedestrian passage ways, and pylon signs, and Landlord may at any time exclude any person from the use and occupancy thereof except those persons using the parking facilities in accordance with THIS LEASE OR WITH the written consent of Landlord and in accordance with all REASONABLE regulations established by Landlord from time to time. Tenant agrees that Landlord assumes no responsibility of any kind whatsoever in reference to said automobile parking facilities or the use thereof by Tenant, its employees, agents or invitees, or by anyone else. Landlord may, at its sole discretion, determine whether parking facilities shall be surface, underground, or multi-deck, and where they shall be located. Landlord may, at the outset and from time to time, limit access to the parking facilities by means of attendant and/or other devices, and make other changes in the layout and operation of the parking facilities including, without limiting the generality of the foregoing, changes in locations of entrances, exits and parking spaces, and changes in the direction of traffic flow. No delay or failure by Landlord to enforce its parking rules and regulations or its other rights hereunder, and no waiver by Landlord of any breach thereof, shall be deemed to be a waiver of any succeeding breach or prevent any subsequent or other enforcement thereof by Landlord.

33. SURRENDER OF PREMISES.

                  (a) The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination thereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

                  (b) Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now or hereafter may be improved by Landlord or Tenant, reasonable wear and tear, casualty and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment business and trade fixtures, free-standing cabinet work, movable partitioning and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damage to the Premises resulting from such removal.

                  (c) Any property of Tenant not removed by Tenant upon the expiration of the term of this Lease (within forty-eight (48) hours after a termination or re-entry by Landlord pursuant to Article 22 hereof) shall be considered abandoned. Landlord shall give Tenant notice of its right to reclaim abandoned property pursuant to California Civil Code S1980 et. seq., and may, thereafter, remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant. Tenant hereby grants to Landlord a security interest in said abandoned property, in the event it is not reclaimed with the statutory period. If Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord, may sell any or all of such property at public or private sale, in such manner and at such time and places as Landlord, in its sole discretion, may deem proper without notice to or


                                  Page-25 of 7
demand upon Tenant, and shall apply the proceeds of such sale: first, to the costs and expenses of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs for the removal and storing of any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

                  (d) All fixtures, equipment, alterations, additions, fixed partitions and/or appurtenances attached to or built into the Premises prior to or during the term hereof, whether by Landlord at its expense or at the expense of Tenant or both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the term hereof unless such removal is required by Landlord pursuant to written notice to Tenant given AT TIME OF LANDLORD'S CONSENT TO SAID ITEMS. Such fixtures, equipment, alterations, additions, improvements and/or appurtenances shall include but not be limited to: all floor coverings, drapes, paneling, molding, doors, vaults (exclusive of vault doors), plumbing systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.

34.  MISCELLANEOUS.

                  (a) Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair, or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

                  (b) In the event of any litigation between Tenant and Landlord, to enforce any provision of this Lease or any right of either party hereto, or to secure a judicial determination of any right or obligation of either party hereto, the unsuccessful party in such litigation shall pay to the successful party all costs and expenses, including reasonable attorneys' fees, incurred therein. Moreover, if either party hereto without fault is made a party to any litigation instituted by or against any other party to this Lease, such other party shall indemnify Landlord or Tenant, as the case may be, against and save it harmless from all costs and expense, including reasonable attorneys' fees, incurred by it in connection therewith.

                  (c) Each of Tenant's covenants herein is a condition and time is of the essence with respect to the performance of every provision of this Lease, and the strict performance of each shall be a condition precedent to Tenant's right to remain in possession of the Premises or to have this Lease continue in effect.

                  (d) The article captions contained in this Lease are for convenience and do not in any way limit or amplify any term or provision of this Lease and shall have no effect on its interpretation.

                  (e) The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, and the neuter shall include the masculine and feminine genders. The obligation herein imposed upon Tenant shall be joint and several as to each of the persons, firms, or corporations of which Tenant may be composed.


                                  Page-26 of 7

                  (f) This Lease and the exhibits and any rider or addendum attached hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their successors in interest.

                  (g) The submission of this Lease by Landlord, its agents, or representative for examination or execution by Tenant does not constitute an option or offer to lease the Premises upon the terms and conditions contained herein or a reservation of the Premises in favor of Tenant, it being intended hereby that this Lease shall only become effective upon the execution hereof by Tenant and Landlord and delivery of a fully executed counterpart hereto to Tenant.

                  (h) Tenant shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit "D", attached hereto and incorporated by reference herein, and such other Rules and Regulations, modifications or amendments thereto, as Landlord may from time to time reasonably adopt IN WRITING for the safety, care, and cleanliness of the building, including the parking facilities and both interior and adjacent landscaped areas, for the preservation of good order therein. Failure by Tenant to comply, strictly, with the Rules and Regulations, at the option of Landlord, shall constitute a material default by Tenant under this Lease (SUBJECT TO THE CURE PERIOD SPECIFIED IN PARAGRAPH 22). Landlord shall not be liable to Tenant for violation or non-performance of any such Rules and Regulations or, for that matter, for the breach of any covenant OR CONDITION in any lease, by any other tenant or occupant of the Building. Notwithstanding, Landlord agrees to enforce the Rules and Regulations without discrimination among all tenants similarly affected. If there is a conflict between the Rules and Regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail.

                  (i) This Lease shall be interpreted and enforced in accordance with the laws of the State of California, which shall apply in all respect, including statutes of limitation, to any disputes or controversies arising out of or pertaining to this Lease.

                  (j) Upon Tenant's paying the Base Rent, Additional Rent and other sums provided hereunder, and observing and performing all of the covenants. conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease.

                  (k) Except as otherwise provided in this Lease, all of the covenants, conditions, and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

                  (l) Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, return receipt requested, addressed to Tenant or to Landlord at the addresses provided in Paragraph (h) of Article 1 hereof. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to any other party hereafter designated by WRITTEN notice from Landlord to Tenant.

                  (m) In connection with the Lease, Tenant warrants and represents that it has had dealings only with Landlord's leasing agent AND CB RICHARD ELLIS, and that there are no other real estate agents and/or brokers involved in this transaction. Tenant represents that there are no other fees or commissions involved in this transaction other than those which may be owing to Landlord's leasing agents, and Tenant does hereby agree to indemnify and hold Landlord harmless from any claims, of any nature whatsoever, for any real estate commissions in connection herewith, or any other claims of any


                                  Page-27 of 7
nature whatsoever that may be raised by any real estate agents or brokers who may be claiming a commission as a result of services rendered to Tenant in connection with this Lease. Moreover, if Tenant enlists a broker to negotiate an expansion or renewal, commissions will be paid solely by the tenant directly to their broker and Landlord will have no obligation for any real estate commission in connection herewith and Tenant will hold Landlord harmless from any claims for any real estate commissions in connection herewith or any other claims of any nature whatsoever that may be raised by any real estate agents or brokers who may be claiming a commission as a result of services rendered to Tenant in connection with any expansion or renewal. If this Lease has been filled in, ii has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.

The submission of this document for examination, negotiation, and/or signature does not constitute an offer to lease, or a reservation of, or an option for the Premise. This document shall not be binding and in effect against either party until at lease one counterpart, duly executed by Landlord and Tenant, has been received by each of Landlord and Tenant

LANDLORD:                    SIERRA PACIFIC PROPERTIES, INC.
                             a California corporation

                             By:
                                --------------------------------
                                   Thomas A. Seeno
                                   Its  President
                                   --------------

                             OR

                             By:  /s/ ALBERT D. SEENO, JR.
                                --------------------------------
                                   Albert D Seeno, Jr.
                                   Its  Director
                                   -------------

                             Date: 12/20/00
                                   -----------------------------

                             By:  /s/ DOUGLAS W. MESSNER
                                --------------------------------
                                   Douglas W. Messner
                                   Vice President

                             Date: 12/20/00
                                   -----------------------------

                             By:
                                --------------------------------
                                   Mark D. Wickham
                                   Vice President


                                  Page-28 of 7

TENANT:                      OCULAR SCIENCES, INC.
                             a Delaware corporation

                             By:  /s/ S.B. Landman
                                --------------------------------
                             Its:  CFO
                                 -------------------------------

                             Date: 12/14/00
                                  ------------------------------

                             By:   /s/ John Furth
                                --------------------------------
                             Its:  CEO
                                 -------------------------------

                             Date: 1-4-01
                                  ------------------------------


                                  Page-29 of 7